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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 16, 1995 included in SoftKey International Inc.'s Form 10-K for the year ended January 6, 1996 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 9, 1996